UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 NE 8th Street, Suite 301 Bellevue, WA 98004 (Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TRNO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Terreno Realty Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in San Francisco, California. As of the record date, there were a total of 68,868,063 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a)

Votes regarding the election of the persons named below as directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Against	Total Number of Votes Abstain	Broker Non Votes
W. Blake Baird	57,981,770	4,866,441	1,819,183	730,919
Michael A. Coke	64,257,987	397,225	12,182	730,919
Linda Assante	64,612,409	42,804	12,181	730,919
Leroy E. Carlson	63,883,311	766,894	17,189	730,919
David M. Lee	64,463,418	186,788	17,188	730,919
Gabriela F. Parcella	62,805,410	1,849,804	12,180	730,919
Douglas M. Pasquale	58,074,489	6,575,716	17,189	730,919
Dennis Polk	58,582,016	6,068,176	17,202	730,919

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies.

(b)	Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non Votes
60,176,695	4,468,016	22,683	730,919

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c)	Votes regarding the ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent registered certified public accounting firm for the 2021 fiscal year were as follows:

For	Against	Abstain	Broker Non Votes
65,204,509	179,669	14,135	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered certified public accounting firm of the Company to serve for the fiscal year ending December 31, 2021 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: May 5, 2021	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Executive Vice President and Chief Financial Officer

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